Prospectus Supplement
John Hancock Current Interest
John Hancock Money Market Fund (the fund)
Supplement dated February 27, 2026 to the current Prospectus, as may be supplemented (the Prospectus)
Effective March 1, 2026 (the Effective Date), “APPENDIX 1 – INTERMEDIARY SALES CHARGE WAIVERS” to the fund’s Prospectus, with respect to Robert W. Baird & Co. is amended and restated in its entirety as follows:
Robert W. Baird & Co. (Baird)
Effective January 1, 2026, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (CDSC) waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
CDSC Waivers on Class A and Class C shares Available at Baird
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Shares sold due to death or disability of the shareholder
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Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus
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Shares bought due to returns of excess contributions from an IRA Account
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Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus
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Shares sold to pay Baird fees but only if the transaction is initiated by Baird
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Shares acquired through a right of reinstatement
Also, as of the Effective Date, “APPENDIX 1 – INTERMEDIARY SALES CHARGE WAIVERS” to the fund’s Prospectus, with respect to Merrill Lynch, Pierce, Fenner & Smith Incorporated is amended and restated in its entirety as follows:
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (MERRILL)
Effective March 1, 2024, purchases or sales of front-end (i.e., Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement“) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.
CDSC Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill
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Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))
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Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
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Shares sold due to return of excess contributions from an IRA account
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Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation
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Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund
In addition, as of the Effective Date, “APPENDIX 1 – INTERMEDIARY SALES CHARGE WAIVERS” to the Prospectus is amended to include the following:
WELLS FARGO CLEARING SERVICES, LLC AND WELLS FARGO ADVISORS FINANCIAL NETWORK, LLC (COLLECTIVELY, WELLS FARGO ADVISORS)
Wells Fargo Clearing Services, LLC operates a First Clearing business, but these rules are not intended to include First Clearing firms.
Effective April 1, 2026, Clients of Wells Fargo Advisors purchasing fund shares through Wells Fargo Advisors are eligible for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the prospectus or statement of additional information (“SAI”). In all instances, it is the investor's responsibility to inform Wells Fargo Advisors at the time of purchase of any relationship, holdings, or other facts qualifying the investor for discounts or waivers. Wells Fargo Advisors can ask for documentation supporting the qualification.
Wells Fargo Advisors Contingent Deferred Sales Charge information
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Contingent deferred sales charges (CDSC) imposed on fund redemptions will not be rebated based on future purchases
You should read this supplement in conjunction with the Prospectus and retain it for your future reference.